Exhibit 32.2

                  The Commerce Group, Inc. and Subsidiaries
                       STATEMENT UNDER SECTION 906 OF
                       THE SARBANES-OXLEY ACT OF 2002


      The undersigned officer of The Commerce Group, Inc. (the "Company") hereby certifies that, as of the date of this statement, the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the three-month and six-month periods ended June 30, 2003.

      The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


Date:  August 13, 2003                             /s/ Gerald Fels
                                       ------------------------------------
                                                     Gerald Fels
                                               Chief Financial Officer


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